UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 17, 2023

CREATIVE REALITIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CREX	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CREXW	The Nasdaq Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On August 17, 2023, Creative Realities, Inc. (the “Company”) priced a “reasonable best efforts” public offering (the “Offering”) for the sale by the Company of an aggregate of 3,000,000 shares of common stock, par value $0.01 per share (the “Shares”) at a public offering price of $2.00 per Share.

A.G.P./Alliance Global Partners (“A.G.P.”) acted as the sole placement agent for the Offering pursuant to a placement agency agreement entered into on August 17, 2023 between the Company and A.G.P. (the “Placement Agency Agreement”), and received cash fees equal to 7.0% of the gross proceeds of the Offering in addition to reimbursements of certain expenses; provided that the fee was reduced for sales to certain identified purchasers and for sales to our officers or directors. The Offering closed on August 21, 2023. The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, including indemnification obligations.

In connection with the Offering, the Company’s directors and executive officers entered into lock-up agreements with A.G.P., pursuant to which they agreed, subject to specified exceptions, not to sell or transfer any shares of the Company’s common stock or securities convertible, exchangeable or exercisable into, shares of the Company’s common stock during a period ending 90 days after the closing of the Offering.

The Shares were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3 previously filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on June 6, 2023 (File No. 333-272202) (the “Registration Statement”), as supplemented by a prospectus supplement dated August 17, 2023, which was filed with the SEC on August 18, 2023.

The opinion of Taft Stettinius & Hollister LLP relating to the legality of the issuance and sale in the Offering of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The form of the Placement Agency Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference. The foregoing description of the Placement Agency Agreement is qualified in its entirety by reference to the full text thereof.

Item 7.01.	Regulation FD Disclosure.

On August 16, 2023, the Company issued a press release announcing the Offering. On August 17, 2023, the Company issued a press release regarding the pricing of the Offering. A copy of such press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the SEC, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
5.1	Opinion of Taft Stettinius & Hollister LLP
10.1	Placement Agency Agreement.
99.1	Press Release issued by Creative Realities, Inc. on August 16, 2023.
99.2	Press Release issued by Creative Realities, Inc. on August 17, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: August 21, 2023	By:	/s/ Will Logan
Will Logan
Chief Financial Officer